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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest reported): September 4, 2001


                              CLARENT CORPORATION
            (Exact name of registrant as specified in its chapter)


         Delaware                     000-26441                 77-0433687
----------------------------          ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


       700 Chesapeake Drive
        Redwood City, CA                                           94063
----------------------------------------                           -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (650) 306-7511


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

     On September 4, 2001, Registrant announced that it has discovered information suggesting that its previously reported revenues for the first and second quarters of fiscal 2001 may have been materially overstated. The Registrant's Board of Directors has formed a special committee to investigate a number of transactions that place in question the Registrant's historical financial results. The Registrant is being assisted in this review by its outside auditors, Ernst & Young LLP. As further discussed in the press release, the Board of Directors placed a number of employees on administrative leave, pending completion of the investigation.

     A copy of the press release of Registrant with respect to the matters disclosed above is included herein as Exhibit 99.1, and is incorporated by reference into this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit
Number            Description

99.1      Press Release, dated September 4, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CLARENT CORPORATION


Date: September 4, 2001                         /s/ Michael F. Vargo
                                                --------------------------------
                                                Michael F. Vargo,
                                                Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit
Number          Description

99.1      Press Release, dated September 4, 2001.

                                       4